MILESTONE

MONARCH LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VA

ANNUAL REPORT
DECEMBER 31, 2015

This is a copy of the annual report of the separate account in which your Monarch Life Insurance Company variable annuity contract invests.  We take pride in our continued commitment to provide prompt, courteous service to our contract owners.  For inquiries regarding your contract, please call our Annuity Service Center at 1-800-654-0050.

The investment results presented in this report are historical and are no indication of future performance.

Report of Independent Registered Public Accounting Firm

To the Receiver of Monarch Life Insurance Company and Contract Owners of Separate Account VA of Monarch Life Insurance Company:

In our opinion, the accompanying statement of net assets and the related statement of operations and changes in net assets present fairly, in all material respects, the financial position of each of the investment divisions constituting Separate Account VA, a separate account of Monarch Life Insurance Company, (the "Sponsor Company") at December 31, 2015 and 2014, the results of its operations for the years then ended, the changes in its net assets for each of the years in the periods then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Sponsor Company's management. Our responsibility is to express an opinion on   these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 and 2014 by correspondence with custodians, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
April 21, 2016

MONARCH LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VA
STATEMENT OF NET ASSETS AT DECEMBER 31, 2015

ASSETS	Cost	Shares	Market Value
Investment in BlackRock Variable Series Funds, Inc.:
BlackRock Government Money Market V.I. Fund	$--	--	$--
BlackRock U.S. Government Bond V.I. Fund	--	--	--
BlackRock High Yield V.I. Fund	8,540	1,239	8,389
BlackRock Large Cap Core V.I. Fund	--	--	--
BlackRock Value Opportunities V.I. Fund	65,068	3,508	81,526
BlackRock Global Allocation V.I. Fund	--	--	--
BlackRock Basic Value V.I. Fund	74,958	5,432	72,577
Total Invested Assets	$148,566		162,492

Dividends Receivable			41
Total Assets			162,533

LIABILITIES
Payable to Monarch Life Insurance Company			--
Total Liabilities			--

Net Assets			$162,533

MONARCH LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VA
STATEMENT OF NET ASSETS AT DECEMBER 31, 2014

ASSETS	Cost	Shares	Market Value
Investment in BlackRock Variable Series Funds, Inc.:
BlackRock Money Market V.I. Fund	$--	--	$--
BlackRock U.S. Government Bond V.I. Fund	8	1	8
BlackRock High Yield V.I. Fund	8,158	1,185	8,820
BlackRock Large Cap Core V.I. Fund	31,345	1,164	38,714
BlackRock Value Opportunities V.I. Fund	59,482	3,288	88,654
BlackRock Global Allocation V.I. Fund	27,637	1,806	29,313
BlackRock Basic Value V.I. Fund	66,109	4,770	78,323
Total Invested Assets	$192,739		243,832

Dividends Receivable			43
Total Assets			243,875

LIABILITIES
Payable to Monarch Life Insurance Company			38
Total Liabilities			38

Net Assets			$243,837

MONARCH LIFE INSURANCE COMPANY SEPARATE ACCOUNT VA STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 2015
	Total	BlackRock Government Money Market V.I. Division	BlackRock U.S. Government Bond V.I. Division	BlackRock High Yield V.I. Division	BlackRock Large Cap Core V.I. Division	BlackRock Value Opportunities V.I. Division	BlackRock Global Allocation V.I. Division	BlackRock Basic Value V.I. Division
Investment Income:
Dividends	$1,902	$--	$--	$454	$--	$242	$--	$1,206
Expenses:
Risk Charges and Administrative Expenses	(2,776)	--	--	(125)	(195)	(1,217)	(151)	(1,088)
Net Investment Income (Loss)	(874)	--	--	329	(195)	(975)	(151)	118

Gains and (Losses) on Investments:
Net Realized Gains (Losses)	11,439	--	--	(8)	7,965	357	3,100	25
Net Unrealized Losses	(37,171)	--	--	(814)	(7,370)	(12,713)	(1,676)	(14,598)
Capital Gain Distributions	15,146	--	--	57	-	6,323	-	8,766
Net Gains (Losses)	(10,586)	--	--	(765)	595	(6,033)	1,424	(5,807)

Net Increase (Decrease) in Net Assets
Resulting from Operations	(11,460)	--	--	(436)	400	(7,008)	1,273	(5,689)

Transfers Due to Terminations	(69,844)	--	--	2	(39,227)	9	(30,637)	9

Net Increase (Decrease) in Net Assets
Resulting from Principal Transactions	(69,844)	--	--	2	(39,227)	9	(30,637)	9

Total Decrease in Net Assets	(81,304)	--	--	(434)	(38,827)	(6,999)	(29,364)	(5,680)
Net Assets - Beginning of Year	243,837	--	--	8,866	38,827	88,523	29,364	78,257
Net Assets - End of Year	$162,533	$--	$--	$8,432	$--	$81,524	$--	$72,577

MONARCH LIFE INSURANCE COMPANY SEPARATE ACCOUNT VA STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 2014
	Total	BlackRock Money Market V.I. Division	BlackRock U.S. Government Bond V.I. Division	BlackRock High Yield V.I. Division	BlackRock Large Cap Core V.I. Division	BlackRock Value Opportunities V.I. Division	BlackRock Global Allocation V.I. Division	BlackRock Basic Value V.I. Division
Investment Income:
Dividends	$3,253	$--	$5	$886	$366	$235	$649	$1,112
Expenses:
Risk Charges and Administrative Expenses	(4,045)	--	-	(232)	(526)	(1,755)	(425)	(1,107)
Net Investment Income (Loss)	(792)	--	5	654	(160)	(1,520)	224	5

Gains and (Losses) on Investments:
Net Realized Gains (Losses)	28,440	--	(7)	35	964	22,754	1,010	3,684
Net Unrealized Gains (Losses)	(35,008)	--	16	(187)	(1,487)	(22,198)	(3,271)	(7,881)
Capital Gain Distributions	22,926	--	--	46	4,508	5,818	2,250	10,304
Net Gains (Losses)	16,358	--	9	(106)	3,985	6,374	(11)	6,107

Net Increase in Net Assets
Resulting from Operations	15,566	--	14	548	3,825	4,854	213	6,112

Transfers Due to Terminations	(117,978)	--	(14)	(10,967)	(9,090)	(68,555)	(5,670)	(23,682)

Net Decrease in Net Assets
Resulting from Principal Transactions	(117,978)	--	(14)	(10,967)	(9,090)	(68,555)	(5,670)	(23,682)

Total Decrease in Net Assets	(102,412)	--	--	(10,419)	(5,265)	(63,701)	(5,457)	(17,570)
Net Assets - Beginning of Year	346,249	--	--	19,285	44,092	152,224	34,821	95,827
Net Assets - End of Year	$243,837	$--	$--	$8,866	$38,827	$88,523	$29,364	$78,257

NOTE 1‑ORGANIZATION

Monarch Life Insurance Company Separate Account VA (the Account) is a segregated account of Monarch Life Insurance Company (Monarch Life) and is registered as a unit investment trust under the Investment Company Act of 1940, as amended (1940 Act).  Each of the seven investment divisions of the Account are invested solely in the shares of seven corresponding separate funds of the BlackRock Variable Series Funds, Inc. (the Funds), an open‑end management investment company registered under the 1940 Act.  BlackRock Advisors, LLC, is the investment advisor for the Funds.

Monarch Life is a wholly-owned subsidiary of Regal Reinsurance Company (Regal Re).  On June 9, 1994, the Insurance Commissioner of the Commonwealth of Massachusetts (the Commissioner) was appointed receiver (the Receiver) of Monarch Life in a rehabilitation proceeding pending before the Supreme Judicial Court for Suffolk County, Massachusetts (the Court).  A term sheet dated July 19, 1994 (the Term Sheet) among the Commissioner (in her capacity as Commissioner and Receiver) and certain Regal Re shareholders and noteholders and holders of Monarch Life's surplus notes (representing approximately 85% of both the total outstanding Regal Re notes and common stock) (the Holders) was approved by the Court on September 1, 1994.  Pursuant to the Term Sheet, the Holders transferred their notes and stock into voting trusts for which the Commissioner is the sole trustee, which effectively vests control of Monarch Life and Regal Re in the Commissioner.

Some insurance departments have either suspended, revoked or not renewed Monarch Life's certificate of authority, ordered Monarch Life to cease writing new business, or have requested a voluntary suspension of sales.

Monarch Life currently limits its business to maintaining its existing blocks of disability income insurance policies, variable life insurance policies, and annuity contracts.  Monarch Life ceased issuing new variable life insurance policies and new annuity contracts effective May 1, 1992, and new disability income insurance policies effective June 15, 1993.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Monarch Life and Regal Re.  The Account cannot be charged with liabilities arising out of any other business of Monarch Life or Regal Re and is held for the exclusive benefit of the contract owners participating in the Account.

Effective September 1, 2015, the BlackRock Money Market V.I. Fund was renamed BlackRock Government Money Market V.I. Fund.

NOTE 2‑SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Account in preparation of its financial statements.  Preparation of financial statements requires the use of estimates made by management.  Actual results may differ from these estimates.  The policies are in conformity with accounting principles generally accepted in the United States of America.

NOTE 2-SIGNIFICANT ACCOUNTING POLICIES (Continued)

INVESTMENTS:  The investments in shares of the Funds are stated at market value, which is the net asset value per share of the respective Funds each day that the New York Stock Exchange is open.  Investment transactions are accounted for on the date the shares are purchased or sold.  The cost of shares redeemed and realized gains and losses are determined on the first-in, first-out method.  Dividend income and capital gain distributions received from the Funds are reinvested in additional shares of the Funds and are recorded by the Account on the ex-dividend date.

FEDERAL INCOME TAXES:  For federal income tax purposes, operations of the Account are combined with those of Monarch Life, which is taxed as a life insurance company.  Under existing federal income tax law, Monarch Life anticipates no tax liability resulting from the operations of the Account.

FAIR VALUE MEASUREMENT:  At December 31, 2015 and December 31, 2014, all the Account's recurring fair value measurements, which consist solely of mutual funds and marketable securities, represent Level 1 fair value measurements, which, as defined in Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements and Disclosures, are quoted prices in active markets for identical securities.

NOTE 3‑PURCHASES AND SALES OF SECURITIES

Total cost of purchases and proceeds from sales of shares of the Funds by the Account for the year ended December 31, 2015 are shown below:

	Purchases	Sales
BlackRock Government Money Market V.I. Fund	$--	$--
BlackRock U.S. Government Bond V.I. Fund	--	8
BlackRock High Yield V.I. Fund	511	122
BlackRock Large Cap Core V.I. Fund	--	39,308
BlackRock Value Opportunities V.I. Fund	6,566	1,338
BlackRock Global Allocation V.I. Fund	--	30,737
BlackRock Basic Value V.I. Fund	9,972	1,148
Totals	$17,049	$72,661

NOTE 4‑EXPENSES

Monarch Life assumes mortality and expense risks and administrative expenses related to the operations of the Account. Monarch Life deducts a daily charge from the assets of the Account to cover these risks.  This charge is, on an annual basis, equal to a rate of 1.4% (0.85% for mortality risks, 0.40% for expense risks, and 0.15% for administrative charges) of the daily net assets of the Account.

NOTE 5-CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the years ended December 31, 2015 and 2014 are shown below:
	2015			2014
	Issued	Redeemed	Net Decrease	Issued	Redeemed	Net Decrease
BlackRock Govt. Money Market V.I. Division	--	--	--	--	--	--
BlackRock U.S. Govt. Bond V.I. Division	--	--	--	--	--	--
BlackRock High Yield V.I. Division	--	--	--	--	276	(276)
BlackRock Large Cap Core V.I. Division	--	571	(571)	--	147	(147)
BlackRock Value Opportunities V.I. Division	--	--	--	--	247	(247)
BlackRock Global Allocation V.I. Division	--	644	(644)	--	125	(125)
BlackRock Basic Value V.I. Division	--	--	--	--	314	(314)

NOTE 6-CONTRACT CHARGES

An annual contract maintenance charge of $30 may be assessed annually by Monarch Life during a contract's accumulation period.

Premium tax may be assessed to a contract.  Premium taxes (if any) vary from state to state, are primarily calculated on premium amounts, and range from 0.5% to 3.0%.

Withdrawal charges may be assessed to a contract if withdrawals are made in excess of certain amounts or are made in certain years.  Withdrawal charges (if any) range from 1% to 5% of the amount withdrawn and the cumulative total of all withdrawal charges is guaranteed never to exceed 5% of a contract's total purchase payments.

NOTE 7-CONTRACT OWNERS' ACCUMULATION VALUES

Contract owners' accumulation values for 2015, 2014, 2013, 2012, and 2011 consist of the following:

	At December 31, For the year ended December 31,

2015	Accumulation Units	Accumulation Unit Value	Accumulation Value	Investment Income Ratio*	Expenses as a % of Average Accumulation Value**	Total Return***
BlackRock Govt. Money Market V.I. Division	--	$14.13	$--	0.00%	1.40%	(1.33%)
BlackRock U.S. Government Bond V.I. Division	--	27.45	--	0.00%	1.40%	(0.94%)
BlackRock High Yield V.I. Division	229	36.81	8,434	5.25%	1.40%	(4.91%)
BlackRock Large Cap Core V.I. Division	--	67.46	--	0.00%	1.40%	(0.88%)
BlackRock Value Opportunities V.I. Division	315	258.93	81,523	0.28%	1.40%	(7.91%)
BlackRock Global Allocation V.I. Division	--	44.63	--	0.00%	1.40%	(2.08%)
BlackRock Basic Value V.I. Division	960	75.63	72,575	1.56%	1.40%	(7.25%)

2014
BlackRock Money Market V.I. Division	--	$14.32	$--	0.00%	1.40%	(1.38%)
BlackRock U.S. Government Bond V.I. Division	--	27.71	--	2.57%	1.40%	4.41%
BlackRock High Yield V.I. Division	230	38.54	8,866	5.45%	1.40%	1.47%
BlackRock Large Cap Core V.I. Division	571	67.99	38,827	0.98%	1.40%	10.79%
BlackRock Value Opportunities V.I. Division	315	281.03	88,523	0.19%	1.40%	3.76%
BlackRock Global Allocation V.I. Division	644	45.60	29,364	2.15%	1.40%	0.68%
BlackRock Basic Value V.I. Division	960	81.52	78,257	1.43%	1.40%	8.39%

2013
BlackRock Money Market V.I. Division	--	$14.52	$--	0.00%	1.40%	(1.43%)
BlackRock U.S. Government Bond V.I. Division	--	26.54	--	2.42%	1.40%	(4.60%)
BlackRock High Yield V.I. Division	506	38.15	19,287	5.86%	1.40%	7.80%
BlackRock Large Cap Core V.I. Division	718	61.43	44,095	1.03%	1.40%	31.77%
BlackRock Value Opportunities V.I. Division	562	270.98	152,223	0.54%	1.40%	40.43%
BlackRock Global Allocation V.I. Division	769	45.27	34,820	1.03%	1.40%	13.18%
BlackRock Basic Value V.I. Division	1,274	75.23	95,827	1.21%	1.40%	36.16%

2012
BlackRock Money Market V.I. Division	75	$14.73	$1,100	0.00%	1.40%	(1.41%)
BlackRock U.S. Government Bond V.I. Division	9	27.82	251	2.50%	1.40%	0.98%
BlackRock High Yield V.I. Division	506	35.39	17,886	6.52%	1.40%	14.05%
BlackRock Large Cap Core V.I. Division	772	46.62	36,000	1.49%	1.40%	11.13%
BlackRock Value Opportunities V.I. Division	562	192.97	108,401	0.42%	1.40%	11.96%
BlackRock Global Allocation V.I. Division	912	40.00	36,480	1.25%	1.40%	8.75%
BlackRock Basic Value V.I. Division	2,060	55.25	113,789	1.85%	1.40%	12.46%

2011
BlackRock Money Market V.I. Division	75	$14.94	$1,116	0.00%	1.40%	(1.39%)
BlackRock U.S. Government Bond V.I. Division	771	27.55	21,245	3.19%	1.40%	4.83%
BlackRock High Yield V.I. Division	506	31.03	15,684	6.95%	1.40%	1.94%
BlackRock Large Cap Core V.I. Division	772	41.95	32,392	1.15%	1.40%	0.99%
BlackRock Value Opportunities V.I. Division	793	172.36	136,719	0.39%	1.40%	(3.78%)
BlackRock Global Allocation V.I. Division	1,587	36.78	58,389	2.15%	1.40%	(4.84%)
BlackRock Basic Value V.I. Division	2,060	49.13	101,182	1.68%	1.40%	(3.80%)

NOTE 7-CONTRACT OWNERS' ACCUMULATION VALUES (Continued)

*These ratios represent dividends received by the Account's divisions from the underlying investments, divided by the respective division's average net assets.  These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions to the Account's unit values.  The recognition of investment income by the Account's divisions is affected by the timing of the declaration of dividends by the underlying investments.

**These ratios represent the expenses of the Account (consisting primarily of mortality and expense risk charges) which result in a direct reduction to the Account's unit values.  Expenses of the underlying investments and any charges made directly to a contract (through the redemption of units) are excluded.

***These ratios represent the total return of the Account's divisions.  These ratios include changes in the values of the underlying investments and deductions for items included in the expense ratios.  These ratios do not include any contract charges; inclusion of these amounts in the calculations would result in reductions in the ratios.

NOTE 8‑DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code, as amended (the Code), a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account, on which the contract is based, are not adequately diversified.  The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code.  Monarch Life believes, based on assurances from the Funds, that the Account satisfies the current requirements of the regulations.

NOTE 9‑PRINCIPAL UNDERWRITER AND GENERAL DISTRIBUTOR

Baystate Capital Services, Inc. (BCSI), is the principal underwriter and general distributor of the contracts maintained in the Account.  BCSI is a wholly-owned subsidiary of Monarch Life.

NOTE 10‑SUBSEQUENT EVENTS

As of April 21, 2016, the date in which the financial statements were available to be issued, management has determined that no subsequent events have occurred following the balance sheet date of December 31, 2015 which require recognition or disclosure in the financial statements.